SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CURTISS-WRIGHT CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
CURTISS-WRIGHT CORPORATION
2024 Annual Meeting
Vote by May 1, 2024
CURTISS-WRIGHT CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717	11:59 PM ET

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You invested in CURTISS-WRIGHT CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 2, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Combined Business Review/2023 Annual Report on Form 10-K to security holders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com,
(2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 2, 2024 1:00 p.m., Local Time Homewood Suites by Hilton 125 Harbour Place Drive Davidson, North Carolina 28036

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends
1.	Election of Directors
	Nominees:
	01)	Lynn M. Bamford	06)	William F. Moran	For
	02)	Dean M. Flatt	07)	Robert J. Rivet
	03)	Bruce D. Hoechner	08)	Peter C. Wallace
	04)	Glenda J. Minor	09)	Larry D. Wyche
	05)	Anthony J. Moraco
2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024				For
3.	To approve the Curtiss-Wright Corporation 2024 Omnibus Incentive Plan				For
4.	An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers				For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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